UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2026

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
On March 5, 2026, Archer Aviation Inc. (the “Company”) filed a prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the “SEC”) relating to the resale of 5,325,440 shares (the “Resale Shares”) of Class A common stock, $0.0001 par value per share (“Class A common stock”), of the Company that were issued by the Company to the selling stockholders. The Resale Shares were issued pursuant to stock purchase agreements, on or about March 4, 2026, by and among the Company and the purchaser named therein. The prospectus supplement forms a part of the Company’s Registration Statement on Form S-3 (No. 333-284812), which was originally filed with the SEC on February 11, 2025 (the “Registration Statement”).

On or about March 10, 2026, the Company will issue up to an aggregate $8 million of shares of Class A common stock (the “Vendor Shares”), issuable in satisfaction of payment to certain vendors in exchange for services rendered and/or goods purchased.

The Vendor Shares are being offered by the Company pursuant to the Registration Statement, including the prospectus supplement dated March 5, 2026, and accompanying prospectus.

Copies of the legal opinions of Fenwick & West LLP relating to the validity of the Resale Shares and the Vendor Shares are filed as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K and are filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Fenwick & West LLP.
5.2	Opinion of Fenwick & West LLP.
23.1	Consent of Fenwick & West LLP. (included in Exhibit 5.1).
23.2	Consent of Fenwick & West LLP. (included in Exhibit 5.2).
104	Cover Page Interactive Data File (formatted in the Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: March 5, 2026	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	Chief Legal & Strategy Officer